UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported)

April 5, 2007

BENDA PHARMACEUTICAL, INC.
(Exact name of registrant as specified in charter)

Delaware
(State or other Jurisdiction of Incorporation or Organization)

000-16397	Changjiang Tower, 23rd Floor No. 1 Minquan Road Wuhan, Hubei Province, PRC	41-2185030
(Commission File Number)	(Address of Principal Executive Offices and zip code)	(IRS Employer Identification No.)

+86 (27) 8537-5532
(Registrant's telephone
number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

  Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 1.01 Entry Into A Material Definitive Agreement

In order to finance the acquisition of a majority of the shares of Shenzhen SiBiono Gene Technology Co., Ltd. (“SiBiono”), on April 5, 2007 (the “Closing Date”), we entered into an Investment Agreement with certain accredited and institutional investors (“Investors”) who had also participated in the subscription for $12,000,000 of our common stock pursuant to certain Securities Purchase Agreements (“SPA”) dated November 15, 2006 (“November Financing”). Pursuant to the Investment Agreement, the Investors purchased a total of 247 Units for $7,410,000 with each Unit consisting of (1) a convertible promissory note (the “Note”) in the principal amount of Thirty Thousand Dollars ($30,000) which shall be convertible into 54,087 shares of the Company's common stock, par value $0.001 per share (the "Common Stock"), and (ii) a warrant (a “Warrant”) to acquire 54,087 shares of Common Stock at an exercise price of $0.555 per share. The Notes shall bear an interest rate of four percent per annum until the Buyer elects to exercise the right to convert, and shall mature on March 28, 2009.

In March 2007 the Company and the Investors entered into a Modification Agreement amending the November Financing Documents to allow for certain issuances of the Company’s securities, including additional purchases of the Company’s equity securities pursuant to the Investment Agreement; shares issuances required under the Equity Transfer Agreements; and issuances of options pursuant to an approved Qualified Employment Stock Option Plan. All of the investors in the November Financing had the right to participate in the purchase of additional units under the Investment Agreement and all of such investors either participated in the Investment Agreement or have waived their right to participate in such. In addition, those investors that did not participate in the Investment Agreement also waived their right to object to the changes to the Warrants, Registration Rights Agreement and Make Good Agreement which were set forth in the Modification Agreement.

On or prior to forty five (45) days from the Closing Date of the Investment Agreement, we are required to deliver to the Buyers our financial statements for the years ending December 31, 2005 and December 31, 2006, audited by Kempisty & Company Certified Public Accountants, P.C., prepared in accordance with GAAP, during each year involved and fairly presenting in all material respects our financial position as of the dates thereof and the results of our operations and cash flows for each such year then ended. In addition, on or prior to seventy five (75) days from the Closing Date, we are also required to deliver to the Buyers audited financial statements for SiBiono for the required time periods for the Form 8-K filing required by the Securities and Exchange Commission.

The securities underlying the Notes and Warrants issued to the Buyers pursuant to the terms of the Investment Agreement shall be subject to the terms of the Make Good Agreement entered into in connection with the November Financing (the “Make Good Agreement”). We further represented to the Buyers that the targeted net income of the Company for fiscal year end 2007 (“FY07 Net Income”) will be greater than or equal to $10.0 million (adjusted for any non-cash charges associated with this Agreement and the SPA) (the "Performance Threshold"). In the event the Performance Threshold is not attained, then we shall promptly issue, or cause to be issued to the Buyers or their designee, a pro rata portion of One Million (1,000,000) shares of Common Stock for every one (1) cent by which the Company’s earnings per share, determined on a fully diluted basis (“Earnings Per Share”) is less than $0.065. In addition, we are also required to issue or cause to be issued to each Buyer or its designee Two Thousand (2,000) shares of Common Stock per Unit held for every percentage point in excess of 10% in which (A) the Old Audited Revenues exceeds the New Audited Revenues and (B) the Old Audited Cash Flow from Operations exceeds the New Cash Flow From Operations. The maximum amount of shares of Common Stock that can be issued to Buyer shall be capped based on a maximum excess of fifteen (15) percentage points.

Registration Rights

The issuance of the Units to the Buyers is intended to be exempt from registration under the Securities Act pursuant to Regulation D and Section 4(2) thereof and such other available exemptions. As such, the shares of common stock underlying the Note, the Warrants, and the common stock underlying the Warrants upon conversion thereof (collectively, the “Shares”) may not be offered or sold in the United States unless they are registered under the Securities Act, or an exemption from the registration requirements of the Securities Act is available. The registration statement covering these securities will be filed with the SEC and with any required state securities commission subsequent to the filing of this Form 8-K.

We are required to register the Shares issuable in connection with the Investment Agreement with the Securities and Exchange Commission for resale by the Buyers.

We have agreed to register for resale: (i) the shares of common Stock underlying the Notes; and (ii) 150% of the shares of our common stock underlying the Warrants, on a registration statement to be filed with the SEC (“Registration Statement”). Such Registration Statement shall be declared effective by August 15, 2007 (the “Effectiveness Deadline”). If the Registration Statement is not filed by the Filing Deadline or does not become effective by the Effectiveness Deadline or if we fail to maintain the effectiveness of the Registration Statement, for any reason, we will be required to pay the Buyers in cash an amount equal to 1% of the purchase price of each Unit held by the Buyers on such Filing Deadline, Effectiveness Deadline or the first day of such failure to maintain the Registration Period, as applicable, and for every 30 day period (or part) thereafter, in each case until cured (“Registration Delay Payments”), provided that the Registration Delay Payments shall not exceed 10% of the purchase price of the Units. In the event that the Registration Delay Payments are not made in a timely manner, such Registration Delay Payments shall bear interest at a rate of 1.5% per month until paid in full. We shall pay the usual costs of such registration.

Except for the securities underlying the November Financing, no holder of any of our currently outstanding securities has any registration rights with respect to the securities held by them. We shall not file any other registration statement for any of our securities until such time as the Registration Statement has been filed and declared effective; provided, however, we may, subject to stockholder approval, establish an equity performance or stock option plan for the benefit of our employees and directors for up to 5% of the outstanding shares of our Common Stock and file a registration statement to register such shares on Form S-8 or a comparable form for such purpose.

Item 2.01 Completion of Acquisition or Disposition of Assets

On April 5, 2007, Hubei Tongji Benda Ebei Pharmaceutical Co., Ltd., a Sino-Foreign Equity Joint Venture company incorporated under the laws of the PRC (“Benda Ebei”), of which Ever Leader Holdings Limited, a company incorporated under the laws of Hong Kong SAR ("Ever Leader") and a wholly owned subsidiary of Benda Pharmaceutical, Inc. (the “Company”), owns 95% of the outstanding common stock, has entered into Equity Transfer Agreements with certain shareholders of Shenzhen SiBiono Gene Technology Co., Ltd. (“SiBiono”), a corporation established and validly existing under the law of the PRC, to purchase a total of approximately 57.57% of the shares of SiBiono’s common stock for total consideration of RMB60,000,000 due and payable on or before April 30, 2007.

In connection with the Equity Transfer Agreements, we entered into a Financial Consultancy Agreement with Super Pioneer International Limited (“Super Pioneer”) for financial consultancy services rendered by Super Pioneer. Pursuant to the Financial Consultancy Agreement, we agreed to issue 2,100,000 shares of our common stock to Super Pioneer within three months from the date of the agreement. Super Pioneer agreed to lock up the shares for a period of twelve months from the date of the issuance of the shares (the “Lock-up Period”). Within three months from the Lock-up Period, in the event that the public trading price of our shares did not reach $3.6 per share and we are not listed in the capital market of NASDAQ or AMEX, Super Pioneer shall have the option to require us to redeem 1,960,000 shares of the stock owned by Super Pioneer at a price of $3.6 per share. Such option shall expire within one month from the last date of the three month period.

Business of SiBiono

Shenzhen SiBiono GeneTech Co., Ltd. (hereinafter referred to as SiBiono) is a gene therapy company dedicated to the development, manufacturing and commercialization of gene therapy products. The Company was founded in early 1998 and is located in Shenzhen Hi-Tech Industrial Park, Shenzhen, China. As a pioneer in gene therapy in China, SiBiono’s mission is to develop innovative gene therapy products for the improvement of human health and life quality. The Company has developed two core technology platforms: Viral Vector Gene Delivery System and Non-Viral Vector Gene Delivery System focusing on development of gene therapy product for cancer and cardiovascular diseases.

On October 16, 2003, SiBiono successfully obtained a New Drug License from the State Food & Drug Administration of China (SFDA), and then, in April 2004, SiBiono obtained “Manufacture Certificate” and “Certificate of GMP for Pharmaceutical Product”, so far being fully qualified for the market launch of Recombinant Human Ad-p53 Injection, trademarked as Gendicine® in China. Gendicine® is the first ever commercialized gene therapy product approved in the world by a government agency. Gendicine is recognized by the world’s first class journals as a major milestone in the field of gene research and biotechnology and is expect to make important contribution to mankind’s endeavor for improving human health.

SiBiono has established the validated GMP manufacturing plant for the production of gene therapy drugs. A complete set of quality-control assays and large-scale production processes were implemented in SiBiono in accordance with international regulations and standards for consistent manufacture of high quality gene therapy products. Based on SiBiono’s QC procedures and standards, the SFDA constituted and issued the national technological guideline - “Points to Consider for Human Gene Therapy and Product Quality Control” in May 2004. This document was also published in the magazine of Biopharm International for reference and peer review.

SiBiono has undertaken a number of national and provincial research and development projects, including biotechnology projects of “National 863 Plan”, projects of “National 973 Plan”, key research project of “National Tenth Five-Year-Plan”, projects funded by “National Innovation Fund”, projects of “National Key Scientific Development Plan”, National Hi-tech Industrialization Projects, Key Platform Technology Development Projects in Guangdong Province, as well as Hi-Tech Industrialization Projects of Shenzhen Municipality.

The Company has 60.19 million RMB as its registered capital and currently has about 80 full-time employees.

Milestones of Company

Since its establishment in March of 1998, SiBiono has evolved from a small start-up company to an internationally recognized gene therapy company with its successful launch of the world’s first approved gene therapy product “Gendicine”. The Company has achieved the following major milestones in the past (Table 1):

Table 1. Milestones of SiBiono’s Development

Time	Events
October 2006
SiBiono was awarded with “Global Entrepolis @ Singapore” Innovation Award. The GES Award, honoring the “Technopreneur of the Year” in the Asia-Pacific region, was presented by the President of Singapore, SR Nathan at the Opening Ceremony of Global Entrepolis@Singapore 2006. A record-breaking 224 entries from applicants in 14 countries and territories in the Asia-Pacific region submitted the application for competition.

Wall Street Journal Asia presented the story of SiBiono in 2 separate issues.

December 2005
Dr. Zhaohui Peng was awarded a Special Recognition Award by ISCGT (International Society for Cell and Gene Therapy of Cancer) in recognition for SiBiono GeneTech, Co., Ltd.'s great contribution to the gene therapy field.

June 2005
Recombinant Human Ad-p53 Injection (Gendicine) was granted the “State Key-New product Certificate” issued jointly by the Ministry of Science and Technology, the Ministry of Commerce, the General Administration of Quality Supervision, Inspection and Quarantine and the State Environmental Protection Administration of the People’s Republic of China.

April 2004	Gendicine was launched into market

March 2004	SiBiono’s Gendicine manufacturing facility is granted with “Certificate of GMP for Pharmaceutical Product” by SFDA.

January 20, 2004	SiBiono was granted “Manufacture Certificate” for Gendicine by the SFDA

October 16, 2003	Gendicine was granted “New Drug License” by the SFDA, and became the first gene therapy product ever approved by a government agency in the world.

September 2003	Mr. Zeng Qinghong, Vice President of P.R.China, visited SiBiono GeneTech and gave the Chinese Brand name (今又生) for Gendicine.

September 2003	Completion of the clinical trials, defense and assessment of “recombinant human p53 adenoviral injection” product

July 2003	Corporate restructuring was finished, the registration capital increased to be 48.19 million RMB

November 2002	SiBiono was granted the Pharmaceutical Manufacture Permission by the Guangdong Drug Administration.

September 1998	SiBiono obtained SFDA’s permission to initiate Gendicine clinical trials.

March 1998	Shenzhen SiBiono GeneTech Co., Ltd. was established.

Dr. Zhaohui Peng is the founder and Chairman of SiBiono. He graduated from a famous medical university in China, served as director of a research institute at the South Medical University in Guangzhou and as a visiting professor at both the University of Chiba in Japan and the University of California. He also conducted research at two US biotech companies. Dr. Peng has devoted more than fifteen years to gene therapy research, development and commercialization. He led the research, development, industrialization and commercialization of Gendicine. He is also the main inventor of all patents in SiBiono.

Attribute to his great contribution to the gene therapy field by developing and launching the world's first gene medicine product - Gendicine®, Dr. Peng was honored with the “Gene Therapy Achievement Award” at the 2005 ISCGT Annual Conference in December 2005, the person of cover story on Forbes (Chinese Edition) entitled with the “Technology Pioneer in China” in October 2006, the “Certificate of Recognition” for outstanding achievement and innovative contribution to bioscience research and development by California State Assembly in November 2006, and the nominee of “CCTV 2006 People of the Year in China’s Economy” in November 2006.

Item 3.02 Unregistered Sales of Equity Securities

Pursuant to the Investment Agreement, on April 5, 2007, we issued to the Buyers a total of 247 Units for $7,410,000 with each Unit consisting of (1) a convertible promissory note (the “Note”) in the principal amount of Thirty Thousand Dollars ($30,000) which shall be convertible into 54,087 shares of the Company's common stock, par value $0.001 per share (the "Common Stock"), and (ii) a warrant (a “Warrant”) to acquire 54,087 shares of Common Stock at an exercise price of $0.555 per share. Such securities were not registered under the Securities Act of 1933. The issuance of these securities was exempt from registration under Regulation D and Section 4(2) of the Securities Act. We made this determination based on the representations of Buyers, which included, in pertinent part, that such shareholders were either (a) "accredited investors" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act, or (b) not a "U.S. person" as that term is defined in Rule 902(k) of Regulation S under the Act, and that such shareholders were acquiring our common stock, for investment purposes for their own respective accounts and not as nominees or agents, and not with a view to the resale or distribution thereof, and that Benda understood that the shares of our common stock may not be sold or otherwise disposed of without registration under the Securities Act or an applicable exemption therefrom.

Item 9.01 Financial Statement and Exhibits.

(d)  EXHIBITS

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
10.1	Form Investment Agreement between the Company and Buyers

10.2	Form Convertible Promissory Note issued to Buyers

10.3	Form Warrant issued to Buyers

10.4	Form Registration Rights Agreement between the Company and Buyers

10.5	Equity Transfer Agreement with Shenzhen Yuanzheng Investment Development Co., Ltd

10.6	Financial Consultancy Agreement

10.7	Equity Transfer Agreement with Shenzhen Yuanxing Gene City Development Co., Ltd.

10.8	Modification and Amendment Agreement dated April 5, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

BENDA PHARMACEUTICAL, INC.

Date: April 6, 2007	By:	/s/ Yiqing Wan
Yiqing Wan President